Expensify

Q4 2024 Earnings


Expensify / Reports
Expenses
Chats
Trips
Invoices

February 27th, 2025

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,”, “can”, “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in Israel, Gaza and surrounding areas; the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; any adverse impact on our business operations as a result of using artificial intelligence or other machine learning technologies in our services; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, and geopolitical uncertainty and instability, and their effects on software spending; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income (loss), adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Q4 24 Financials

Expensify

Q4 2024

Revenue	Average Paid Members	Interchange
$37.0MM	687,000	$5.1MM

Expensify

Q4 2024

Operating Cash Flow
(Includes timing of customer funds)

$7.4MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$6.3MM

Net Loss

$(1.3MM)

Non-GAAP Net Income[2]

$8.7MM

Adj. EBITDA[3]

$12.4MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net income (loss) from operations in accordance with US GAAP excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

FY 2024

Revenue	Average Paid Members	Interchange
$139.2MM	686,000	$17.2MM

Expensify

FY 2024

Operating Cash Flow
(Includes timing of customer funds)

$23.9MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$23.9MM

Net Loss

$(10.1MM)

Non-GAAP Net Income[2]

$23.5MM

Adj. EBITDA[3]

$39.4MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net income (loss) from operations in accordance with US GAAP excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Free Cash Flow[1]

- **Q4 FCF was $6.3MM**, a 272% increase y/y.
- F**or FY24, FCF was $23.9MM**, a 4200% increase y/y.
- FY24 ended **99% higher** than the upper end of our initial $10.0 - $12.0MM guidance.
- Accordingly, we are starting FY25's guidance higher than we started FY24:
  - **We are initiating FY 2025 FCF guidance of $16.0MM - $20.0MM[2].**

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

[2] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash used in operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

[3] Please see appendix for GAAP to non-GAAP reconciliation.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

Expensify Card updates

- **Strong growth:** Interchange derived from the Expensify Card grew 11% q/q to $5.1MM. FY24 interchange grew 54% y/y to $17.2MM.
- **Program management & accounting improvement:** The company finalized transitioning members to its new card program during Q4.
- **Substantially all Expensify Card spend** has migrated to the new program.

FY24 Interchange in Revenue	Q4 Interchange in Revenue	FY24 Total Interchange
$9.2MM	$5.0MM	$17.2MM

Expensify

Q1 2025

Monthly Paid Members


800,000
600,000
400,000
200,000
0
1/1/2022
1/1/2023
1/1/2024
1/1/2025

January Paid Members

665,000

Denotes Jan 2025 and Jan activity from previous years

Note: There can be no assurances that the trends of previous first quarters are representative of future trends.

Expensify

FY24 Business Highlights

Expensify

FY24 Business Highlights:

- **The Expensify Card**
  - The Expensify card grew 54% y/y producing $17.2MM in total interchange, and the company migrated substantially all of its customers to the new card program which recognizes interchange as revenue.
- **Free Cash Flow[1]**
  - The company increased FY24 FCF by $23.3MM compared to FY23.
- **Expensify Travel**
  - The company launched its travel product, adding fee-based and transactional revenue opportunities to the business.
- **Debt reduction**
  - The company paid down our $22.7MM debt balance and is now debt free.

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

Then & Now

An IPO Retrospective

Expensify

What <u>hasn't</u> changed?

Expensify

Opportunity is Still Enormous, Still Untapped

$16B US TAM; >$21.5B TAM in core geographies


UK: $2.3B
AU: $1.6B
CA: $1.7B
US: $16.0B
$7.1B US TAM Enterprise 1000+ EEs
$1.5B US TAM Mid-Market 500-1000 EEs
$12.0B US TAM SMB 10-499 EEs
$2.4B US TAM VSB 1-9 EEs

Note: EEs = Employees. VSB = Very Small Businesses. Figures represent our estimated TAM in our core geographies based on our average revenue per paid member in each business size segment as of June 30, 2021, multiplied by number of employees in each segment based on data from U.S. Bureau of Labor Statistics, U.K. Department for Business, Energy & Industrial Strategy, Statistics Canada and the Australian Government.

Expensify

Viral Leadgen is Still an Extremely Scalable Method

Bottom-up economics are more cost effective


$
CFO
CFO
!!
Top Down
Bottom Up

Expensify

Payments Superapp is Still a Data Superhub


Payments superapp spanning Chat<>Expense Spectrum
Social
Chat
Wallet
Travel
Invoice
Bill
Card
Payroll
Expense
Accounting
Expensify
Viral Leadgen
Transactional Revenue
Subscription Revenue

Expensify

. . . what has changed?

Expensify

AI has finally arrived... and it's all based on chat.


ChatGPT
ChatGPT
Explore GPTs
Today
Deep AI in Back-Office
Bottom-up Viral Adoption
TAM for Expense Management
Upgrade plan
More access to the best models
DB
What can I help with?
Ask anything
Search
Reason
Create image
Get advice
Code
Make a plan
Summarize text
More
ChatGPT can make mistakes. Check important info.
?

Expensify

Chat-First UI = AI-First Experience


Expensify / Inbox
Concierge
Concierge: Let me know if you want...
Concierge
Say hello!
This is the beginning of your chat with Concierge.
Concierge Today at 12:49 PM
👋 Hey there, I'm Concierge! If you have any questions about Expensify, you can always chat with me here 24-7 for fast and reliable support. I'm happy to help!
Write something...
Inbox
Reports
Settings

Expensify

Concierge is AI chat that knows your private world.



Expensify / Inbox
#admins Concierge: Please recon...
Review
New Jersey Office Visit Cathy: I...
Approve
#accounting Alice: Hey @concierge can you pl...
Concierge Concierge: Let me know if you want...
Inbox
Reports
Settings
Concierge
Say hello!
This is the beginning of your chat with Concierge.
Concierge Today at 12:49 PM
Hey there, I'm Concierge! If you have any questions about Expensify, you can always chat with me here 24-7 for fast and reliable support. I'm happy to help!
Cathy Crossly Today at 12:49 PM
Can you show me the top spenders from this past quarter?
Concierge Today at 12:49 PM
Here are the top spenders from this past quarter:
• Lucias Perez ($5,535.39)
• Jackson Mitchell ($2,595.00)
• Oliver Johnson ($1,898.11)
• Lila Kim ($1,800.87)
• Patrick Brunn ($1,674.55)
Cathy Crossly Today at 12:49 PM
Could you also tell me the top merchants?
Concierge Today at 12:49 PM
Here are the top merchants as well:
• Alaskan Airlines ($9,252)
• Hyatt ($3,142)
• Uber ($943)
• Ruths Chris Steakhouse ($362)
Let me know if you want to dig into any of this further!
Write something...

Expensify

Concierge is AI chat in a financial context.


Expensify / Inbox
#admins Concierge: Please recon...
Review
New Jersey Office Visit Cathy: I...
Approve
#accounting Alice: Hey @concierge can you pl...
Concierge Concierge: I finished that flux analysis
Inbox
Reports
Settings
New Jersey Office Visit
From Bob Barton in ExpensiCorp
Approve $460.00
More
Waiting for you to approve this report.
Receipt Type Date Merchant Category Tag Total
Feb 27 Starbucks Meals & Entertainment New Jersey Office $20.00
Feb 27 Wawa Gas Stations New Jersey Office $40.00
Feb 27 United Travel & Airfare New Jersey Office $400.00
Comments
Total $460.00
Bob Barton Today at 12:54 PM
submitted this report
Concierge Today at 12:55 PM
Everything looks good to me, want to approve it @cathy ?
I approve everything, but can you send the flight to @david for approval? I'm not sure about that one.

Expensify

Chat AI + Superapp Data = Expensify

- **We process all of a company's payments**
  - *expense, card, bills, invoice*
- **We are in every employee's pocket**
  - *finance, sales, C-suite*
- **We know where everyone is and will be**
  - *travel duty of care*
- **We know how the company is organized**
  - *entities, departments, teams, clients*
- **We have access to everything else in every other system**
  - *accounting, HR, CRM, payroll, etc*

Expensify

Our humble goal:

Fintech AI Supremacy

Expensify

Superintelligence in 3 Easy Steps

1. **Deep AI: Automate minimal-judgement repeatable tasks**
    - *Tech:* Backtest against large human-generated datasets
    - *Effect:* Trains proprietary AI on domain-specific nuances
    - *Side-effect:* Creates immediate (and dramatic) cost savings

"Deep AI" delivered strong initial FCF gains

- **SmartScan: Increased speed and accuracy, at 25% the cost**
  - *Before:* OCR + human engineered parsers + human fallback
  - *Today:* LLM backtested on historical receipts

Expensify

Nearly removed humans from SmartScan loop

SmartScan accuracy enables one-tap expense flow


OCR
Merchant
Date
Amount
#/#/#
EUR

Expensify

Nearly removed humans from SmartScan loop


SmartScan accuracy enables one-tap expense flow
OCR
+LLM
?
Merchant
Date
Amount
#/#/#
EUR
?
E

Expensify

"Deep AI" delivered strong initial FCF gains

- **SmartScan: Increased speed and accuracy, at 25% the cost**
  - *Before:* OCR + human engineered parsers + human fallback
  - *Today:* LLM backtested on historical receipts

- **Concierge: Faster, more natural chats with ~80% fewer human interventions[1]**
  - *Before:* Human agents responding with AI-suggested "repeatable" answers
  - *Today:* Automatic AI responses from LLM trained on help docs, historical answers

[1] As of February 2025, calculated by dividing the number of chats answered directly by LLM generated content by the total number of chats that would have previously been handled by a human agent in the same tier.

Expensify

Chat-First UI = AI-First Experience

Learning opportunities go to Success Coaches



NLP
1
2
SC
</>

Expensify

Fully automated First Responder tier


Learning opportunities go to Success Coaches
+LLM
NLP
2
SC
</>

Expensify

"Deep AI" delivered strong initial FCF gains

- **SmartScan: Increased speed and accuracy, at 25% the cost**
  - *Before:* OCR + human engineered parsers + human fallback
  - *Today:* LLM backtested on historical receipts

- **Concierge: Faster, more natural chats with ~80% fewer human interventions[1]**
  - *Before:* Human agents responding with AI-suggested "repeatable" answers
  - *Today:* Automatic AI responses from LLM trained on help docs, historical answers

- **Call QA: Total QA, better feedback, 97% m/m increase in "perfect calls"[2]**
  - *Before:* Random sampling, human listening, manual QA
  - *Today:* 100% calls transcribed, best practice scored, proactive coaching given

[1] As of February 2025, calculated by dividing the number of chats answered directly by LLM generated content by the total number of chats that would have previously been handled by a human agent in the same tier.

[2] In January 2025. A "perfect call" means that upon subsequent review of call transcript, the team's response on every point matched documented best practices.

Expensify

"Deep AI" delivered strong initial FCF gains

- **SmartScan: Increased speed and accuracy, at 25% the cost**
  - *Before:* OCR + human engineered parsers + human fallback
  - *Today:* LLM backtested on historical receipts

- **Concierge: Faster, more natural chats with ~80% fewer human interventions[1]**
  - *Before:* Human agents responding with AI-suggested "repeatable" answers
  - *Today:* Automatic AI responses from LLM trained on help docs, historical answers

- **Call QA: Total QA, better feedback, 97% m/m increase in "perfect calls"[2]**
  - *Before:* Random sampling, human listening, manual QA
  - *Today:* 100% calls transcribed, best practice scored, proactive coaching given

- **Engineering: Goal of faster fixes, better testing with AI engineers (expected to come soon!)**

[1] As of February 2025, calculated by dividing the number of chats answered directly by LLM generated content by the total number of chats that would have previously been handled by a human agent in the same tier.

[2] In January 2025. A "perfect call" means that upon subsequent review of call transcript, the team's response on every point matched documented best practices.

Expensify

Artificial Engineers writing Real Code

OpenAI uses Expensify open-source repo for their most advanced coding challenge



OpenAI @OpenAI · Feb 18
SWE-Lancer tasks span the full engineering stack, from UI/UX to systems design, and include a range of task types, from $50 bug fixes to $32,000 feature implementations. SWE-Lancer includes both independent engineering tasks and management tasks, where models choose between
Show more
Task Topics
UI/UX
Application Logic
Server-Side Logic
System-Wide Quality
Task Types
Bug Fixes
New Features or Enhancements
Reliability Improvements
Task Roles
Individual Contributor
Management
Example SWE-Lancer Tasks
$32,000
Allow keyboard shortcuts to work on native devices
$16,000
Add support for in-app video playback
$2000
Add support for copy / pasting images on iOS
$500
Unable to edit bank account number
$200
Fix a double-triggered API call
10
87
799
116K

Expensify

Innovate > Automate > Outsource.

When everyone's focus is automating or outsourcing their jobs, everyone is "AI ready".



Expensify Core Team (x120)
Sales
Support
Engineering
SmartScan
US Agents
International Agents
Artificial Agents
Concierge
~~First Responders~~
Second Responders
Artificial Responder
Open Source Community
Freelance Contributors
Expert Agencies
Artificial Contributor?

Expensify

Superintelligence in 3 Easy Steps

1. **Deep AI: Automate minimal-judgement repeatable tasks**
    - *Tech:* Backtest against large human-generated datasets
    - *Effect:* Trains proprietary AI on domain-specific nuances
    - *Side-effect:* Creates immediate (and dramatic) cost savings

2. **Surface AI: Add "one-shot" user interactions intended to improve usefulness**
    - *Tech:* Timely, insightful AI-initiated conversations
    - *Effect:* Support "fully qualified" user requests
    - *Side-effect:* Establishes building blocks for more advanced cases

Expensify

Conversational corrections

Tap, pick, answer, or describe how to fix anything.



Expense report #5131956
From Todd Clyde in Danny's Donuts
Submit
Waiting for your expense(s) to automatically submit later today
Date
2025-02-27
Category
Office supplies
Concierge Today at 12:49 PM
Is this $7.32 "Subway" purchase a sandwich or train fare? How should it be categorized?
1 - Meals
2 - Ground transportation
Todd Clyde Today at 12:49 PM
Whoops, that should be Safeway, where I picked up some snacks for the office.
Concierge Today at 12:49 PM
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
Write something...



9:41
Expensify
Is this $7.32 "Subway" purchase a sandwich or train fare? How should it be categorized?
1 - Meals
2 - Ground transportation
Whoops, that should be Safeway, where I picked up some snacks for the office.
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
iMessage



Is this $7.32 "Subway" purchase a sandwi...
Todd Clyde
Whoops, that should be Safeway, where I...
Concierge via Expensify
to me
Expensify
Concierge Today at 12:49 PM
No problem, I'll fix that for you!
set the merchant to "Safeway"
set the category to "Office supplies"
set the description to "Snacks"
Open in Expensify
Reply to this message or open it in Expensify.
Expensify
Reply
Reply all
Forward

Expensify

Superintelligence in 3 Easy Steps

1. **Deep AI: Automate minimal-judgement repeatable tasks**
    - *Tech:* Backtest against large human-generated datasets
    - *Effect:* Trains proprietary AI on domain-specific nuances
    - *Side-effect:* Creates immediate (and dramatic) cost savings

2. **Surface AI: Add genuinely useful "one-shot" user interactions**
    - *Tech:* Timely, insightful AI-initiated conversations
    - *Effect:* Sophisticated "fully qualified" user requests
    - *Side-effect:* Establishes building blocks for more advanced cases

3. **Elevated AI: Reveal enhanced results and capabilities**
    - *Tech:* Continuous flux and trend analysis of vast datasets
    - *Effect:* "Pre-act" to risks and opportunities humans are likely to miss

Everyone will get a Virtual CFO

- **Realtime fraud protections**
  - *"Head's up, Alice's corporate card is showing some unusually large and frequent purchases, but she mentioned here in #social she's on vacation in Maui. Should I block her card to be safe?"*
- **Continuous flux analysis**
  - *"I'm monitoring this month's expenses and everything looks normal, except I see a big spike in hotel expenses. This looks like it's for the conference discussed here in #sales, but FYI."*
- **Integrated cash forecasting**
  - *"FYI, based on your invoices, bills, and historical card spend, it looks like cash might be tight in Q3, so you might want to pump the brakes on this ad campaign being discussed in #marketing."*
- **Proactive financial management**
  - *"I noticed in #accounting you are building up a cash reserve for the April tax payment, but it's not in an interest-bearing account. I'd suggest moving it into a basic CD to generate $24,815."*

Expensify

The AI singularity is a Tidal Wave.

New Expensify is a surfboard.

Expensify

Conclusion: Great Quarter, Exciting Year

- Completed major investments in **deep AI.**
- We meaningfully increased our **profitability** (adj EBITDA).
- We’re now **debt free.**
- We transitioned essentially all spend to to the **new Expensify Card**.
- We **launched Expensify Travel,** transforming us into a complete T&E solution.
- We're **actively migrating** customers from Classic to New Expensify.

- Q4 was a great quarter, 2024 was a **exciting year**, bring on 2025! 🎉


Q&A

Expensify

Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Year ended December 31, 2024 *(unaudited, in thousands)*	Year ended December 31, 2023 *(unaudited, in thousands)*
Net loss	**$ (10,055)**	**$ (41,456)**
Add:		
Stock-based compensation expense	33,537	41,212
Non-GAAP Net Income (Loss)[1]	**$ 23,482**	**$ (244)**

[1] We define Non-GAAP Net Income as net income (loss) excluding stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended December 31, 2024 *(unaudited, in thousands)*	Three months ended December 31, 2023 *(unaudited, in thousands)*
Net loss	**$ (1,312)**	**$ (7,204)**
Add:		
Stock-based compensation expense	10,002	10,600
Non-GAAP Net Income (Loss)[1]	**$ 8,690**	**$ 3,396**

[1] We define Non-GAAP Net Income as net income (loss) excluding stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Year ended December 31, 2024 *(unaudited, in thousands)*	Year ended December 31, 2023 *(unaudited, in thousands)*
Net loss	**$ (10,055)**	**$ (41,456)**
Provision for income taxes	7,663	2,980
Interest and other expenses, net	1,572	5,327
Depreciation and amortization	6,655	5,111
Stock-based compensation expense	33,537	41,212
Adjusted EBITDA	**$ 39,372**	**$ 13,174**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended December 31, 2024 *(unaudited, in thousands)*	Three months ended December 31, 2023 *(unaudited, in thousands)*
Net loss	**$ (1,312)**	**$ (7,204)**
Provision for income taxes	1,238	1,049
Interest and other expenses, net	539	169
Depreciation and amortization	1,923	1,240
Stock-based compensation expense	10,002	10,600
Adjusted EBITDA	**$ 12,390**	**$ 5,854**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Year ended December 31, 2024 *(unaudited, in thousands)*	Year ended December 31, 2023 *(unaudited, in thousands)*
Net cash provided by operating activities	**$ 23,877**	**$ 1,559**
(Increase) decrease in changes in customer assets and liabilities		
Settlement assets	2,469	6,398
Settlement liabilities	5,145	(108)
Adjusted operating cash flow	**$ 31,491**	**$ 7,849**
Less:		
Purchases of property and equipment	—	(1,384)
Software development costs	(7,628)	(5,910)
Free cash flow	**$ 23,863**	**$ 555**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended December 31, 2024 *(unaudited, in thousands)*	Three months ended December 31, 2023 *(unaudited, in thousands)*
Net cash provided by (used in) operating activities	**$ 7,402**	**$ (543)**
(Increase) decrease in changes in customer assets and liabilities		
Settlement assets	(10,733)	(2,983)
Settlement liabilities	10,534	2,343
Adjusted operating cash flow	**$ 7,203**	**$ (1,183)**
Less:		
Purchases of property and equipment	—	(281)
Software development costs	(929)	(2,180)
Free cash flow	**$ 6,274**	**$ (3,644)**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q1 2025		Q2 2025		Q3 2025		Q4 2025	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 2.7	$ 3.4	$ 2.4	$ 3.1	$ 2.4	$ 3.1	$ 2.3	$ 3.0
Research and development	2.4	3.1	2.2	2.9	2.2	2.9	2.1	2.8
General and administrative	1.3	1.7	1.2	1.6	1.1	1.5	1.1	1.5
Sales and marketing	0.5	0.7	0.5	0.7	0.5	0.7	0.5	0.7
Total	**$ 6.9**	**$ 8.9**	**$ 6.3**	**$ 8.3**	**$ 6.2**	**$ 8.2**	**$ 6.0**	**$ 8.0**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.